PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY SEGMENT TOTALS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
(IN THOUSANDS)

                         09/30/01        09/30/00     2001 VS. 2000    09/30/01        09/30/00      2001 VS. 2000
                          GROSS           GROSS             %            GROSS          GROSS              %
                         WRITTEN         WRITTEN        INCREASE        EARNED          EARNED         INCREASE
                         PREMIUMS        PREMIUMS      (DECREASE)      PREMIUMS        PREMIUMS       (DECREASE)
                         --------        --------     -------------    --------        --------      -------------

COMMERCIAL LINES         236,795         178,307         32.8%         201,113         159,274         26.3%

SPECIALTY LINES           60,699          51,692         17.4%          54,621          42,935         27.2%

PERSONAL LINES            64,406          41,112         56.7%          51,313          36,930         38.9%
                         -------         -------         ----          -------         -------         ----

TOTAL                    361,900         271,110         33.5%         307,047         239,139         28.4%
                         =======         =======         ====          =======         =======         ====


                         09/30/01        09/30/00    2001 VS. 2000     09/30/01        09/30/00    2001 VS. 2000
                           NET             NET             %             NET             NET              %
                         WRITTEN         WRITTEN        INCREASE        EARNED          EARNED        INCREASE
                         PREMIUMS        PREMIUMS      (DECREASE)      PREMIUMS        PREMIUMS      (DECREASE)
                         --------        --------    -------------     --------        --------    -------------

COMMERCIAL LINES         167,088         118,184         41.4%         137,106         101,500         35.1%

SPECIALTY LINES           53,465          51,944          2.9%          50,060          40,603         23.3%

PERSONAL LINES            35,268          21,394         64.9%          28,815          20,085         43.5%
                         -------         -------         ----          -------         -------         ----

TOTAL                    255,821         191,523         33.6%         215,981         162,189         33.2%
                         =======         =======         ====          =======         =======         ====

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
SUMMARY SEGMENT TOTALS
FOR THE 3RD QUARTER ENDED SEPTEMBER 30, 2001 AND 2000
(IN THOUSANDS)

                         09/30/01        09/30/00    2001 VS. 2000     09/30/01        09/30/00     2001 VS. 2000
                          GROSS           GROSS            %            GROSS           GROSS             %
                         WRITTEN         WRITTEN        INCREASE        EARNED          EARNED        INCREASE
                         PREMIUMS        PREMIUMS      (DECREASE)      PREMIUMS        PREMIUMS      (DECREASE)
                         --------        --------    -------------     --------        --------     -------------

COMMERCIAL LINES         101,206          74,446         35.9%          75,327          58,409         29.0%

SPECIALTY LINES           19,101          18,094          5.6%          19,454          16,042         21.3%

PERSONAL LINES            16,886          11,582         45.8%          19,834          12,992         52.7%
                         -------         -------         ----          -------         -------         ----

TOTAL                    137,193         104,122         31.8%         114,615          87,443         31.1%
                         =======         =======         ====          =======         =======         ====


                         09/30/01       09/30/00    2001 VS. 2000    09/30/01       09/30/00    2001 VS. 2000
                           NET            NET            %             NET            NET             %
                         WRITTEN        WRITTEN       INCREASE        EARNED         EARNED       INCREASE
                         PREMIUMS       PREMIUMS     (DECREASE)      PREMIUMS       PREMIUMS     (DECREASE)
                         --------       --------    -------------    --------       --------    -------------

COMMERCIAL LINES         72,783         51,535         41.2%         51,028         37,027         37.8%

SPECIALTY LINES          16,733         17,277         -3.1%         17,350         15,255         13.7%

PERSONAL LINES            6,683          4,898         36.4%          9,377          6,988         34.2%
                         ------         ------         ----          ------         ------         ----

TOTAL                    96,198         73,710         30.5%         77,755         59,270         31.2%
                         ======         ======         ====          ======         ======         ====

PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
ADDITIONAL SUPPLEMENTAL INFORMATION
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
(IN THOUSANDS)

NET LOSS AND LOSS ADJUSTMENT EXPENSES:

                                    THREE MONTHS ENDED                 NINE MONTHS ENDED
                                      SEPTEMBER 30,                      SEPTEMBER 30,
                                      -------------                      -------------
PRODUCTS                           2001             2000             2001             2000
--------                        --------         --------         --------         --------
COMMERCIAL LINES                $ 35,040         $ 21,666         $ 86,551         $ 59,242
SPECIALTY LINES                   10,854            9,546           31,458           25,438
PERSONAL LINES                     4,746            2,758           14,649            9,503
                                --------         --------         --------         --------
TOTAL NET LOSS AND LOSS
ADJUSTMENT EXPENSES             $ 50,640         $ 33,970         $132,658         $ 94,183
                                ========         ========         ========         ========


NET LOSS & LAE RESERVES @ SEPTEMBER 30, 2001               $240,707
                                                           ========

STATUTORY SURPLUS - SEPTEMBER 30, 2001                     $216,357
                                                           ========

TAXABLE EQUIVALENT YIELD @ SEPTEMBER 30, 2001                7.0%
                                                             ----

PORTFOLIO DURATION @ SEPTEMBER 30, 2001                     3.1 YRS
                                                            -------

SHARES REPURCHASED DURING THE NINE MONTHS ENDED
SEPTEMBER 30, 2001                                            0
                                                              =